EXHIBIT 99.1

RISK FACTORS

Investing in our securities involves significant risks and uncertainties. You should carefully consider the risks and uncertainties described in this Prospectus Supplement #2 and the accompanying Prospectus and Prospectus Supplement #1, and the risk factors set forth in our filings with the SEC that are incorporated by reference herein, including the “Risk Factors” section of our latest Annual Report on Form 10-K filed with the SEC, and any updates to those risk factors or new risk factors contained in our subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC, all of which we incorporate by reference herein, before making an investment decision.

Any of the risk factors could materially and negatively affect our business, financial condition, results of operations, cash flows, and prospects and the trading price of Class A common stock. Additional risks and uncertainties not presently known to us or that we currently deem immaterial may also adversely affect us in the future. You could lose all or part of your investment in any of our securities.

The current outbreak of the novel coronavirus, or COVID-19, has impacted and may materially adversely impact and cause disruption to, and any future outbreak of any other highly infectious or contagious diseases may materially adversely impact and cause disruption to, our business, financial performance and condition, operating results and cash flows. Further, the spread of the COVID-19 outbreak has caused severe disruptions in the U.S. and global economy and financial markets and could potentially create widespread business continuity issues of an as yet unknown magnitude and duration.

        In December 2019, a novel strain of coronavirus (COVID-19) was reported to have surfaced in Wuhan, China. COVID-19 has since spread globally, including to every state in the United States. On March 11, 2020, the World Health Organization declared COVID-19 a pandemic, and on March 13, 2020, the United States declared a national emergency with respect to COVID-19.

        The outbreak of COVID-19 has severely impacted global economic activity and caused significant volatility and negative pressure in financial markets. The global impact of the outbreak has been rapidly evolving and many countries, including the United States, have reacted by instituting a wide variety of control measures, including states of emergency, mandatory quarantines, required business and school closures, implementing "shelter in place" orders and restricting travel. Many experts predict that the outbreak will trigger a period of material global economic slowdown or a global recession.

        As described under "Business—Recent Developments" in this Prospectus Supplement #2, COVID-19 has disrupted our business and may have had a material adverse effect on our business, financial performance and condition, operating results and cash flows, and may continue to materially adversely impact and cause disruption to our business, financial performance and condition, operating results and cash flows. Factors that would negatively impact our ability to successfully operate during COVID-19 or another pandemic include:

●	Revenues from our three business lines may be materially impacted due to lessened demand for billboards, surety insurance and internet delivery to homes and businesses;

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We have temporarily suspended issuance of certain surety bonds, particularly bonds guaranteeing rental payments by both consumers and private businesses and anticipate that claims by landlords due to defaults by tenants will materially increase;

●	The market value of our investments in publicly held securities of $56 million at December 31, 2019 dropped significantly during the first quarter of fiscal 2020;

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Revenues and operating income of our minority ownership investments in commercial real estate services, homebuilding and consumer auto loan businesses may likely drop due to the impact of the pandemic on these businesses, and any operating losses incurred by our investments in Logic Real Estate, LLC and Dream Finders Homes, LLC would be incurred as a non-operating expense on our income statement;

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Certain accounts receivable in our business may be more difficult to collect during the pandemic and following the commencement of business operations when our customers are allowed to reopen if businesses and consumers are unable to pay sums due to us;

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The continued service and availability of personnel, including our executive officers and other leaders that are part of our management team and our ability to recruit, attract and retain skilled personnel to the extent our management or personnel may be impacted in significant numbers or in other significant ways by the outbreak of pandemic or epidemic disease and may not be available or allowed to conduct work;

●	Our ability to ensure business continuity may be adversely affected in the event our continuity of operations plan is not effective or improperly implemented or deployed during a disruption; and

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We may experience difficulty accessing debt and equity capital on attractive terms, or at all, and a severe disruption and instability in the global financial markets or deteriorations in credit and financing conditions may affect our access to capital necessary to fund business operations, delay or prevent future acquisitions or adversely affect our ability to address maturing liabilities.

        The outbreak of COVID-19 may have materially negatively impacted, and may continue to materially negatively impact our business, financial performance and condition, operating results and cash flows. However, the significance, extent and duration of such impact remain largely uncertain and dependent on future developments that cannot be accurately predicted at this time, such as the continued severity, duration, transmission rate and geographic spread of COVID-19 in the United States and other regions in which we operate, the extent and effectiveness of the containment measures taken, and the response of the overall economy, the financial markets and the population, particularly in areas in which we operate, once the current containment measures are lifted.

        The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19. As a result, we cannot provide an estimate of the overall impact of the COVID-19 pandemic on our business. Nevertheless, COVID-19 presents material uncertainty and risk with respect to our business, financial performance and condition, operating results and cash flows.

RECENT DEVELOPMENTS -- IMPACT OF THE COVID-19 DISEASE ON OUR BUSINESS

We operate three lines of business; billboard advertising, surety insurance and broadband telecommunications in a recently acquired business in southern Arizona.  The global outbreak of a novel strain of coronavirus (COVID-19) has had a significant impact on many industries and companies, and is also impacting our business. We cannot presently estimate the significance, extent or duration of the overall operational and financial impact of COVID-19 on our business. As a result of the COVID-19 pandemic, economic uncertainties have arisen which are likely to negatively impact the Company’s net income and surplus. The extent to which the COVID-19 pandemic impacts our business, net income, surplus, as well as our capital and liquidity position, will depend on future developments, which are highly uncertain and cannot be estimated, including the scope and duration of the pandemic and actions taken by governmental authorities and other third parties in response to the pandemic. However, the COVID-19 pandemic has had various impacts on us, and is expected to have additional impacts on us, including, among other things, the following, which have had or could have a material adverse effect on our business, financial performance and condition, operating results and cash flows and stock price:

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We expect that the impact of “stay at home” and other governmental mandates closing retail and other businesses will adversely impact revenues for our billboard business and the ability of certain customers to pay outstanding invoices.

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We expect to sell fewer surety bonds as some of the markets we serve (contractors and residential and commercial lease) have been impacted by the COVID-19 virus. In New York and other states where we sell residential lease bonds, eviction actions have been suspended and it is unclear what impact the COVID-19 pandemic will have on lease defaults. We have established loss reserves which have historically been adequate to meet our obligations if a tenant or contractor defaults, but these reserves may prove inadequate if defaults exceed historical experience. Due to the current disruption in this market, we have temporarily suspended issuing new rental insurance bonds in most instances, which will significantly reduce the revenues of our UCS business. Furthermore, various state and local legislators are actively contemplating new laws and civil actions which could meaningfully impact the insurance industry generally and our insurance company.

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In our insurance business, we rely in significant part on reinsurance arrangements for some of our insurance business. Although we do not currently anticipate any loss of our reinsurance, insurance markets are currently highly volatile, and any loss would place our other UCS assets at risk. We also anticipate that our reinsurance premium costs could increase substantially, which higher costs we may not be able to pass through to our customers.

●	In the broadband telecommunications business, we may experience reduced revenues if customers are unable to pay their bills due to loss of employment or other inability to pay.

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We expect to continue to seek additional acquisitions of businesses. Current market conditions may result in fewer companies wishing to be acquired, which could delay certain of our growth plans. Other companies available for sale may have had their operations severely impacted due to the pandemic and may not generate the returns we generally seek from acquisitions. While the cost to acquire such companies would potentially be lower than the purchase price we might pay in a more normal market environment, the risks associated with any newly acquired company may also be greater.

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We hold minority investments in Logic Real Estate (which we refer to as “Logic”), Dream Finders Home (which we refer to as “DFH”) and Crescent Bank and Trust (which we refer to as “CBT”). Financial results for both Logic and DFH are included in our results of operations. We do expect the COVID-19 pandemic to adversely impact all three investments, but we are not able to assess currently the potential impact to these businesses.

o	For Logic, we expect that certain of its fee income from brokerage and property management will be adversely impacted but that some of its other real estate finance operations may experience growth.
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For DFH, we do expect that new home sales may decrease during the crisis due to potential buyers’ concerns about the general economy and the impact of higher unemployment rates, however, inventories remain relatively low relative to other macro-economic downturns.

o	For CBT, we expect a reduction in demand for vehicle purchases in the near term.
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Both DFH and CBT borrow and we do not have guidance on what impact this pandemic will have on their ability to continue to borrow in the future and pay down any debt. We believe in the potential long-term value and success of both DFH and CBT and would consider providing additional funding if necessary.

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Any increase in unemployment or underemployment may lead to an increase in the number of loan delinquencies and auto repossessions and have an adverse impact on CBT. The unemployment rate is expected to significantly rise to a level that is uncertain at this time. People who are not employed, are underemployed, or are concerned about the loss of their jobs are less likely to purchase new homes and automobiles, may be forced to try to sell the homes they own, and may face difficulties in making required auto loan payments. Therefore, any increase in unemployment or underemployment may lead to an increase in the number of loan delinquencies experienced by CBT and have an adverse impact on DFH both by reducing demand for the homes DFH builds and by increasing the supply of homes for sale.

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We held $56 million in publicly traded investment securities at December 31, 2019. Since the pandemic started in the United States in early March, the market prices for these securities have dropped significantly. We believe that the prices for these securities will continue to be volatile during the pandemic and any ongoing economic downturn which may follow the cessation of the pandemic. Our investments in publicly traded securities are solely in larger market capitalized companies (market capitalizations in excess of $4 billion at the time of purchase). We have not to date nor do we currently intend to sell any of these securities at a loss.

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Boston Omaha is debt free as are some of our subsidiaries. However, Link’s billboard business has borrowed to date $18 million under a term loan arrangement which is due in June 2026 and which provides for monthly principal payments amortized over a 15-year term commencing July 1, 2020. Under its credit arrangement, Link may borrow additional funds, including under a $5 million revolver, which has not been drawn upon since the inception of the loan in August 2019 and a second term loan which may be drawn down prior to June 30, 2020. Any loans are guaranteed by Link’s operating subsidiaries but these loans are not guaranteed by us or any of our other non-Link subsidiaries. Link’s term loan requires monthly principal repayments commencing in June 2020 and we can cure certain financial covenant defaults by paying any monthly principal payment then due. As a result, we do not currently anticipate any adverse impact to the Link credit facility.

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All our acquisitions involve assets with anticipated long lives, and while we do not currently anticipate any material write-off of goodwill or other significant impairment of assets, any unforeseen extensive economic downturn could cause us to incur significant impairment charges. At December 31, 2019, we recorded goodwill of approximately $106.2 million, or 24.3% of our total assets at December 31, 2019. Any significant impairment charges could materially adversely impact our balance sheet.

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Our ability to conduct our business operations has not been materially impacted by the pandemic and absent a future larger scale pandemic or illnesses involving a significant portion of our work force, we do not foresee a significant impact on our ability to continue to deliver services. Our information technology systems allow for remote computing by most of our employees who require access to these systems. Our accounting systems also allow us to fully monitor all financial activities and we do not expect the pandemic to have a materially adverse impact on our system of internal controls. None of our businesses require a manufacturing facility or other physical assets which cannot currently operate.

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As a result of these recent developments, we have implemented work-from-home policies for almost all our employees. The effects of these orders, government-imposed quarantines and our work-from-home policies may negatively impact productivity, disrupt our business and could delay timelines, the magnitude of which will depend, in part, on the length and severity of the restrictions and other limitations on our ability to conduct our business in the ordinary course. Quarantines, shelter-in-place and similar government orders, or the perception that such orders, shutdowns or other restrictions on the conduct of business operations could occur, related to COVID-19 or other infectious diseases could impact personnel at third-party supplier facilities in the United States and other countries.

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At December 31, 2019, we had $91 million in cash and cash equivalents and short-term treasury securities and $56 million in publicly traded equity securities. We have since used approximately $12 million in cash in connection with the acquisition of the fiber to the home business in March 2020.

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The outbreak of COVID-19 has impacted and may materially negatively impact and cause disruption to our business, financial performance and condition, operating results and cash flows. However, the significance, extent and duration of such impact remain largely uncertain and dependent on future developments that cannot be accurately predicted at this time, such as the continued severity, duration, transmission rate and geographic spread of COVID-19 in the United States and other regions in which we operate, the extent and effectiveness of the containment measures taken, and the response of the overall economy, the financial markets and the population, particularly in areas in which we operate, once the current containment measures are lifted. As a result, we cannot provide an estimate of the overall impact of the COVID-19 pandemic on our business or when, or if, we will be able to resume operations to the condition they were in prior to the pandemic. Nevertheless, COVID-19 presents material uncertainty and risk with respect to our business, financial performance and condition, operating results and cash flows.

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Additionally, concerns over the economic impact of COVID-19 pandemic have caused extreme volatility in financial and other capital markets which has and may continue to adversely impact our stock price and our ability to access capital markets.

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To the extent the COVID-19 pandemic adversely affects our business and financial results, it may also have the effect of heightening many of the other risks described in the “Risk Factors” section of this Prospectus Supplement #2, the accompanying Prospectus and Prospectus Supplement #1 and those incorporated by reference herein, such as those relating to our products and services, financial performance, credit rating of our insurance subsidiary and debt obligations of our billboard business.

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In the second half of March 2020, we announced the implementation of a stock buyback plan. Following the announcement of the stock buyback plan, the price of our Class A common stock significantly increased and, as a result, we have not repurchased any shares as of this date. We may in the future use the proceeds from the sale of our Class A common stock to repurchase shares of our Class A common stock.